                                                                   EXHIBIT 10.21


                          SOFTWARE DEVELOPMENT CONTRACT

CONTRACT NO.: ITS20020402

PROJECT NAME: ITOWNET CUSTOMER SERVICE SYSTEM

PARTY A: BEIJING ITOWNET CYBER TECHNOLOGY LTD.

PARTY B: BEIJING NEW TAKE ELECTRONIC COMMERCE LIMITED

SIGNING LOCATION: BEIJING MUNICIPALITY

SIGNING DATE:              APRIL 2, 2002

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SOFTWARE DEVELOPMENT CONTRACT

                               TABLE OF CONTENTS

Section 1         Definitions......................................................................     3

Section 2         Project Contents and Requirements................................................     4

Section 3         Contents of Construction Project.................................................     5

Section 4         System Design Proposal...........................................................     5

Section 5         Training.........................................................................     5

Section 6         Documentation....................................................................     6

Section 7         System Acceptance Inspection.....................................................     6

Section 8         Contract Amount and Payment Method...............................................     7

Section 9         Quality Assurance................................................................     8

Section 10        Service and Maintenance..........................................................     8

Section 11        Construction Period and Construction Project Progress............................     9

Section 12        Force Majeure....................................................................     9

Section 13        Breach of Contract...............................................................    10

Section 14        Confidentiality..................................................................    11

Section 15        Patents and Intellectual Property Rights ("IPR").................................    11

Section 16        Software Copyrights and Use Permission...........................................    12

Section 17        Dispute Resolution Method........................................................    12

Section 18        Contract Amendments..............................................................    13

Section 19        Contract Validity, Cancellation and Termination .................................    13

Section 20        Miscellaneous ...................................................................    14

Section 21        Signing .........................................................................    15

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SOFTWARE DEVELOPMENT CONTRACT

                              SECTION 1 DEFINITIONS

      Beijing iTowNet Cyber Technology Ltd. (hereinafter referred to as "iTowNet") hereby authorizes Beijing New Take Electronic Commerce Limited (hereinafter referred to as "New Take") to undertake the software development and construction project implementation for the iTowNet Customer Service System. Based on Party A's requirements, Party B will write a requirements analysis report, design system proposal, write program code, test software and provide related technical support, and it will provide Party A with the related services that are agreed upon in this contract. In accordance with the relevant provisions of the "Contract Law of the People's Republic of China", and in order to specify the rights, obligations, and economic responsibilities of both parties, both parties have agreed through consultation to sign this contract. The contract terms are specified below:

THE TERMS LISTED BELOW SHOULD HAVE THE FOLLOWING MEANINGS IN THIS CONTRACT:

1.1 "Party A" refers to "Beijing iTowNet Cyber Technology Ltd.," the client requesting the technical development of the "iTowNet Customer Service System."

1.2 "Party B" refers to "Beijing New Take Electronic Commerce Limited," the firm responsible for the development of this "iTowNet Customer Service System."

1.3   "One contracting party" refers to either Party A or Party B.

1.4   "Both contracting parties" refers to Party A and Party B.

1.5 "The contract" refers to this contract and all of its attachments that are inseparable part of the contract.

1.6 "The system" refers to the set of applications consisting of the design proposal, design software, and related hardware and software equipment provided in the requirements contents that are set forth in the "Requirements Analysis Report" on the iTowNet Customer Service System.

1.7 "Third party software" refers to software outsourced from third party, such as operating systems and databases, that are attached to the hardware equipment or that are essential to the normal operation of the whole system.

1.8 "Applications software" refers to application programs that are to be developed by Party B to meet Party A's requirements and that will ultimately be handed over to Party A.

1.9 "Technical documentation" refers to all technical parameters, drawings, designs, manuals, and other proprietary information that are specified in the contract and other related documents on the calculation, operation, maintenance, and testing of the system.

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SOFTWARE DEVELOPMENT CONTRACT

1.10 "Technical services" refers to services that are provided in accordance with the provisions of the contract, such as system design, installation supervision, installation, testing, debugging, inspection, system operation, maintenance, support, and others.

1.11 "Software upgrades" refer to program modifications and corrections that are performed by Party B, including code changes and alterations of end user documentation, which would not materially change program indices or constitute version upgrades.

1.12 "Version upgrades" refer to major improvements to the application programs which are certified by Party B to be new versions. Such improvements expand, alter, and enhance programs by increasing functions and performance while retaining the design purposes of the original programs.

1.13 "The construction site" refers to the system's specific installation and debugging location as designated by Party A.

1.14 "Training" refers to the principles and the actual operation of the system installation, debugging, operation and maintenance that are taught to Party A by Party B, as well as to other related knowledge.

1.15 "The final test" refers to the last test before the system goes into regular operation. The test contents include the operating stability of all of the system's hardware and third party software and the stability of the application software and specially developed software. The test also include the completeness of files and the suitability of training progress. After the system passes the final test, it goes into regular operation.

                  SECTION 2 PROJECT CONTENTS AND REQUIREMENTS

2.1 The objective of this project is to build the iTowNet Customer Service System. The system should establish a complete set of user files, and the use of the system will provide good services and support to iTowNet users located throughout China. iTowNet will provide its service to users through following channels, including telephone support (call center) and remote network support. For the detailed requirements and demands of the system, see the "Requirements Analysis Report."

2.2 The system is divided into four parts: user file management, customer relations management, call center, and remote online diagnosis.

2.3 Based on Party A's requirements, Party B will perform certain tasks such as writing the requirements analysis report, designing system proposal, writing program code, testing software, and providing technical support.

2.4   The requirements/targets for this project are as follows:

      -     Total capacity for data process: more than 500GB

      -     Simultaneous telephone users: More than 50

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SOFTWARE DEVELOPMENT CONTRACT

      -     Number of queuing telephone calls: 100

      -     Total supported users: More than 200,000

      -     User data search time limit: Less than 2 seconds

For the specific requirements of this project, see the "Requirements Analysis Report."

            SECTION 3 CONTENTS OF CONSTRUCTION PROJECT

The construction project contents that are referred to in this contract should include but not limited to the ones listed below:

      -     System design proposal

      - Network construction, including computer room wiring and equipment selection

      - Hardware equipment test installation, debugging, and acceptance inspection

      -     Applications software program's design and development

      -     Testing and acceptance inspection

      -     Training of Party A's staff

      -     Provision of technical files

      -     Service and maintenance

                        SECTION 4 SYSTEM DESIGN PROPOSAL

4.1 Party B promises to draw up a design proposal that meets the project development requirements based on Party A's needs. After obtaining Party A's consent, this design proposal will be regarded as the basis for the development of said project.

4.2 After the project design proposal is approved by Party A, Party B is not entitled to unilaterally revise this proposal. If this proposal needs to be revised upon Party B's initiative, the new design proposal must be presented to Party A, and only upon obtaining Party A's consent, should such revised design proposal become effective.

4.3 If this proposal needs to be revised upon Party A's initiative, Party A should notify Party B in writing, and Party B should draw up a new design proposal as soon as possible based on Party A's needs and submit it for Party A's consent. If Party B devotes more than eight hours of staff work because the revision scope is too large, both parties should determine through consultation the additional costs that Party A is required to pay.

                               SECTION 5 TRAINING

5.1 Party B promises to draw up a training program based on the project requirements (for details, see the "Training Program"). After obtaining Party

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SOFTWARE DEVELOPMENT CONTRACT

      A's consent, such training program will be regarded as the basis for the training.

5.2 Party B promises to provide technical training to Party A's technicians, and the time schedule for training will be jointly agreed upon by both parties.

                             SECTION 6 DOCUMENTATION

6.1 Party B promises to provide all related files (for details, see the "Software Project File List") during the system development process until the work is completed and pass the acceptance inspection.

6.2 Party B promises to cooperate with Party A at the time of system modifications, updates and/or upgrades, and promptly provide updated or corresponding files.

                     SECTION 7 SYSTEM ACCEPTANCE INSPECTION

7.1   ACCEPTANCE INSPECTION CRITERIA

      7.1.1 Party B promises to be responsible for drawing up the technical specifications, criteria, and progress plans for the final test of the system, and for writing a "System Acceptance Inspection Proposal." After the said proposal is approved and signed by Party A, it will be regarded as the basis for the final test and for the phased acceptance inspections of the system. In order to ensure that the said project is completed in accordance with the predetermined schedule and quality, Party A is entitled to conduct regular inspections and acceptance inspections of the project. For the criteria for the acceptance inspections, see the "Requirements Analysis Report" that is jointly signed by both parties. In the inspection process, if Party A discovers inappropriate issues in the original requirements, after obtaining the consent of Party B, it may suitably revise the requirements; if the scope of the revision of the requirements is too large and increases Party B's development difficulties, Party B is entitled to claim for increased expenses.

      7.1.2 Party B consents to the organization by Party A of the relevant team of experts to conduct the final test of the system, and promises to send a representative to cooperate with Party A in the completion of the project acceptance inspection work. For the system's final test criteria, see the "System Acceptance Inspection Proposal."

      7.1.3 Party A agrees to sign the initial test and final test reports with Party B after the work is completed and the system has passed the final test.

7.2   THE FINAL TEST OF THE SYSTEM

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SOFTWARE DEVELOPMENT CONTRACT

      7.2.1 After the installation and debugging of the applications software is completed and the system enters the test operation stage, if the system operates smoothly for 15 consecutive days; the applications software programs are stable; there is a complete set of files, and appropriate progress has been made in training, the system is ready for the final test. After the end of its test operation stage, the system can undergo its final test, and Party B will present a written final test request.

      7.2.2 Party A must organize the final test of the system within one week after receipt of Party B's final test request.

      7.2.3 Before the final test, Party B should provide all of the construction project files and the installation test report, and it should provide the final test files. The final test may proceed after Party A's consent is obtained.

      7.2.4 The final test of the system should be carried out with the participation of Party A's technicians and in accordance with the provisions of the "System Acceptance Inspection Proposal," and Party B's technicians will conduct the specific test work. The test results should be recorded in detail, and the participating staff of both parties should sign and certify each item. The entire test results must be signed by the representatives of both parties.

      7.2.5 After the system passes the final test, the "System Final Test Report" should be signed by the representatives of both parties within two days after the completion of the test.

7.3   THE SYSTEM'S OFFICIAL OPERATIONS WARRANTY PERIOD

      7.3.1 Starting on the day that the final test is passed, the system automatically enters the official operations warranty period, which lasts for one year.

During the operations warranty period, upon Party A's request, Party B's technicians should provide full onsite technical support.

                  SECTION 8 CONTRACT AMOUNT AND PAYMENT METHOD

8.1   CONTRACT AMOUNT

Total contract price: RMB in words: two million seven hundred thousand;

                         in figures: [RMB]2,700,000.00.

8.2 PAYMENT METHOD

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SOFTWARE DEVELOPMENT CONTRACT

      8.2.1 Within 15 business days after the contract takes effect, Party A will pay Party B 10 percent of the total amount, or RMB270,000 (RMB in words: two hundred seventy thousand).

      8.2.2 Within one month of the final test of the system, Party A will pay to Party B 80 percent of the total amount, or RMB2.16 million
            (RMB in words: two million one hundred and sixty thousand).

      8.2.3 Party A will hold 10 percent of the total amount, or RMB270,000
            (RMB in words: two hundred seventy thousand), as a quality security deposit for 12 months. After the project passes the whole acceptance inspection and the system operates normally and fault-free for 12 months, the deposit will be paid by Party A to Party B. If any operation failure occurred during the quality security deposit period, Party B should immediately deal with the problem onsite. Party A will recalculate the quality security deposit period from the date of the repair of the operation failure.

                           SECTION 9 QUALITY ASSURANCE

9.1 Party B is responsible for providing Party A with technical training and technical advisory services in order to ensure that the system can operate in accordance with the stipulated criteria under the conditions of correct configuration, a good environment, and proper maintenance.

9.2 In the course of the project, Party A should provide Party B with the necessary operations advice and coordinate with Party A's relevant departments so that they provide necessary support to Party B. When necessary, Party A should convene the relevant departments to hold an operation coordination conference in order to ensure Party B's development progress and development quality.

                       SECTION 10 SERVICE AND MAINTENANCE

10.1 Party B promises to draw up a service and maintenance program before the signing of this contract. After it is approved by Party A, it will be regarded as the basis for the services and maintenance work.

10.2 During the project implementation process and after the system goes into operation, Party B promises to provide Party A with the relevant services and maintenance in accordance with the service and maintenance program.

10.3 After the service and maintenance program is approved by Party A and certified by both parties, neither party is entitled to revise it unilaterally (if the maintenance contents need to be revised due to technical needs, both parties

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SOFTWARE DEVELOPMENT CONTRACT

should consult each other and approve the revisions before the maintenance contents may be revised).

10.4 If the service and maintenance work contents need to be revised due to Party A's operational needs, Party A should notify Party B in writing. Party B should consult with Party A immediately, draw up a new service and maintenance program, and submit it for approval to Party A.

10.5 In order to ensure that said system operates smoothly and safely after the project development is complete, Party B promises to provide three years of maintenance service for the project. The response time for a software maintenance problem is 12 hours, and the response time for a database maintenance problem is two hours.

10.6 Party B will provide one year of maintenance service for the project covered by this contract free of charge, and the maintenance period starts after the acceptance inspection of the system; it provides three years of preferential technical upgrading serving for the provided software products; and it provides free capacity expansion and upgrading upon Party A's request.

10.7 After the warranty period, Party B promises to continue to provide Party A with technical support, and Party A is responsible for paying Party B for the costs and expenses that are actually incurred.

                       SECTION 11 CONSTRUCTION PERIOD AND
                          CONSTRUCTION PROJECT PROGRESS

11.1 The construction period of this project is from the construction start date until the representatives of both parties sign the final test report, which is projected to be 120 days.

11.2 The construction start date of this project is the date, after the contract takes effect, on which Party A makes the advance payment to Party B.

                            SECTION 12 FORCE MAJEURE

12.1 Force majeure refers to events such as wars, fires, typhoons, floods, earthquakes, or other events that one regarded by both parties to be force majeure events. The confirmation of a force majeure event must be based on legally valid supporting documents that are provided by an authoritative body jointly recognized by both parties.

12.2 If either party is forced to suspend or postpone the contract performance due to force majeure event, the contract performance will be correspondingly delayed, and the postponement period will equal to the time when the force majeure event is in effect.

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12.3  The affected party should notify the other party in writing of the occurrence of a force majeure event as soon as possible.

12.4 The affected party should notify the other party in writing as soon as possible after a force majeure event ends or is eliminated in order to inform the other party that the force majeure event is ended or eliminated.

12.5 If the force majeure event exceeds two months, one party should contact the other party to resolve the problem regarding the performance of the contract. If the force majeure event exceeds three consecutive months, either party is entitled to terminate all or part of the contract, and Party B must return to Party A the amount of the non-performance of contract.

                          SECTION 13 BREACH OF CONTRACT

13.1 If, because of Party B, the system cannot be turned over on schedule as provided in this contract, Party B will be responsible for paying a fine. Starting on the date when the system is due to be delivered, Party B will pay a fine of 0.5 percent of the contract price of the goods that are delivered late for every week of late delivery. Less than one week will be counted as one week, but the total fine may not exceed 20 percent of the value of the system that is delivered late.

13.2 If, because of Party A, there is an overdue payment, Party A should pay a breach penalty to Party B. After two weeks past the deadline provided in the payment terms of this contract, Party A should pay a late penalty of
      0.5 percent for every week of late payment. Less than one week is counted as one week, but the total penalty may not exceed 20 percent of the amount of the late payment.

13.3 After the signing of this contract, if the contract performance is terminated because of Party B, Party B will pay Party A a breach penalty of 5 percent of the contract amount.

13.4 After the signing of this contract, if the contract performance is terminated because of Party A, Party A will pay Party B a breach penalty of 5 percent of the contract amount.

13.5 Excluding force majeure events, if the construction period is delayed due to what both parties jointly hold to be Party A's fault (such as the failure to promptly provide the test environment), Party B assumes no liability.

13.6 Excluding force majeure events, if a system malfunction, which both parties jointly hold to be Party A's fault causes a production loss, Party B assumes no liability.

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SOFTWARE DEVELOPMENT CONTRACT

                           SECTION 14 CONFIDENTIALITY

14.1 Both parties have unanimously agreed through consultation that, while the contract is in effect and after the contract is terminated, either party will keep strictly confidential all the information regarding issues, business, or operations pertaining to the other party and the technical documentation provided by Party B. Both parties will sign a confidentiality agreement. Except with the authorization of the other party or due to the need for related parties to conduct operations, neither party may disclose any confidential information at any time to any person. Both parties further agree not to turn over any confidential information to any person, unless with the written consent of the other party or due to a reasonable need of one party to fulfill its obligations. Both parties agree not to copy or transcribe confidential information.

14.2  This clause does not apply to the contents listed below:

      (1) Contents that are public knowledge or that are in the category of common knowledge;

      (2) Contents that are public knowledge due to publications or other reasons (excluding unauthorized actions or negligence), and that have become common knowledge;

      (3) Contents provided by any third party without restrictions, for which contents the said third party has no express or implicit obligations to keep confidential;

      (4) Contents that are required by law to be disclosed to any institution or organization.

14.3 The software that is provided by Party A is not involved in any copyright disputes. If the use of software that is provided by Party B results in a copyright dispute, Party B will assume responsibility for all consequential losses to Party A.

           SECTION 15 PATENTS AND INTELLECTUAL PROPERTY RIGHTS
                                    ("IPR")

15.1 Both contracting parties should protect patents that are mentioned in the contract.

15.2 Party A guarantees that all of the hardware equipment and third party software that it provides to Party B were obtained through lawful means and are not subject to patent, trademark, industrial design, or other IPR disputes. In this construction project, if a dispute arises over the hardware equipment or third party software that is provided by Party A, Party A is responsible for dealing with such dispute, and Party B assumes no legal liability.

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SOFTWARE DEVELOPMENT CONTRACT

15.3 Party B guarantees that neither the equipment nor any part of the equipment that it provides to Party A for use in this construction project is subject to claims or legal proceedings filed by a third party concerning infringements of its patents trademarks, industrial designs, or other protected rights. All disputes that consequently arise will be handled by Party B, and Party A assumes no legal liability.

15.4 Party B holds the entire IPRs to software products that are provided to Party A, and revisions of Party B's software that are made by Party B for Party A's current work requirements are applicable only to this project.

                SECTION 16 SOFTWARE COPYRIGHTS AND USE PERMISSION

16.1  Copyrights

      All software that is developed by Party B in this project is developed with the authorization of Party A, and its software copyrights belong to Party A. In light of the fact that Party B used certain proprietary technologies in the course of developing this software, Party A is responsible for the confidentiality of the details of the software. Without the consent of the other party, neither party may sell, transfer, or disclose the above-mentioned software, data, or instructions to a third party.

16.2 Proprietary technology pertaining to the software is owned by Party B. The ownership or naming rights to the software are not transferred to Party A.

16.3  Scope of Permission

      Proprietary technology pertaining to the software is protected by copyright law and international treaties. Party A may not reverse engineer, decode, or decompile this part of the software, except where the law provides that Party B may not prohibit such actions.

      Electronic files. Unless otherwise provided, Party A may, in the reasonable exercise of its rights to use this software, print out the electronic software files that are attached to the software.

                      SECTION 17 DISPUTE RESOLUTION METHOD

If a dispute arises in the performance of this contract, both parties will resolve it through consultation. If mutual consultation fails, both parties consent to its arbitration by the Beijing Arbitration Commission.

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                         SECTION 18 CONTRACT AMENDMENTS

18.1 In the event that an authoritative body jointly recognized by both parties provides convincing evidence and both parties jointly confirm that force majeure event has occurred and has forced the suspension or postponement of the contract performance, the contract performance will be correspondingly delayed, and the postponement time will equal to the time when the force majeure event is in effect. If the force majeure event exceeds two months, one party should contact the other party to resolve the matter of the contract performance. If the force majeure event exceeds three consecutive months, either party is entitled to terminate all or part of the contract, and Party B must return to Party A the amount for the non-performance of contract.

18.2 If, excluding force majeure events, certain factors arise in the course of the implementation of this project that make one party consider that it is necessary to amend the contract, it must notify the other party in writing as soon as possible. After obtaining the approval of the other party through consultation, a new contract must be signed. Otherwise, neither party is entitled to amend the contract unilaterally.

           SECTION 19 CONTRACT VALIDITY, CANCELLATION AND TERMINATION

19.1 The date on which the authorized representatives of both parties sign and seal this contract is the effective date of this contract.

19.2 The occurrence of any of the circumstances listed below may render the contract be cancelled or terminated:

      (1) This contract is valid, and all the obligations under the contract have been completely fulfilled.

      (2) If the force majeure event exceeds two months, one party should contact the other party, in order to resolve the matter of the contract performance. If the force majeure event exceeds three consecutive months, either party is entitled to terminate all or part of the contract, and Party B must return to Party A the amount for the non-performance of contract.

      (3) Excluding force majeure events, both parties jointly agree to an early cancellation of the contract.

      (4) In accordance with the decision of the arbitration agency, the contract is cancelled or terminated.

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                            SECTION 20 MISCELLANEOUS

20.1 The terms of this contract include the whole agreement and consensus reached by both parties on the subject matter of this contract, as well as all agreements, consensuses, related documents, and declarations before merger or replacement.

20.2 Any revisions of or supplements to the terms of this contract must be made through written documents signed by the authorized representatives of both parties to the contract. Revisions or supplements that are jointly signed by both parties have a legal effect equal to this contract. If they conflict with the terms of this contract, the revisions or supplements will prevail. This contract consists of four identical original copies, and each party keeps two copies.

20.3 Neither party may disclose the contract contents to a third party, unless the prior consent of the other party is obtained. However, if it is required to submit this contract to a government department concerned for approval, the consent of the other party is not required.

20.4 Matters not covered in this contract are all implemented in accordance with the relevant existing laws of the People's Republic of China.

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                               SECTION 21 SIGNING

                                                                                           SOFTWARE
PARTY A TITLE (OR NAME)        BEIJING ITOWNET CYBER TECHNOLOGY LTD. (SIGNATURE)           CONTRACT
                                                                                         SPECIAL SEAL
                                                                                              OR
        LEGAL REPRESENTATIVE   LIN DEKANG                            (SIGNATURE)         OFFICIAL SEAL
        AUTHORIZED AGENT       /S/ XU ZHONG HAI                      (SIGNATURE)
        CONTACT PERSON                                                                      BEIJING
        (PERSON IN             CHEN YU                               (SIGNATURE)            ITOWNET
        CHARGE)                                                                              CYBER
                               5TH FLOOR, UNION PLAZA,                                    TECHNOLOGY
        RESIDENCE              20 CHAOWAI STREET,             ZIP                             LTD.
        (POSTAL ADDRESS)       CHAOYANG DISTRICT,            CODE   100020                   [SEAL]
                               BEIJING 100020, THE
                               PEOPLE'S REPUBLIC OF
                                      CHINA

        TELEPHONE              65885531-6002      FAX    65885397

        BANK OF DEPOSIT        BEIJING CITY COMMERCIAL BANK, HONGXING
                               BRANCH
        ACCOUNT NO.            400120109056224


                               BEIJING NEW TAKE ELECTRONIC COMMERCE                      SOFTWARE
PARTY B TITLE (OR NAME)        LIMITED                               (SIGNATURE)         CONTRACT
        LEGAL                                                                           SPECIAL SEAL
        REPRESENTATIVE         WANG SHUANG                           (SIGNATURE)            OR
                                                                                        OFFICIAL SEAL
        AUTHORIZED
        AGENT                  /S/ ZHANG JING XIU                    (SIGNATURE)        BEIJING NEW
        CONTACT PERSON                                                                     TAKE
        (PERSON IN                                                                      ELECTRONIC
        CHARGE)                                                      (SIGNATURE)         COMMERCE
                                                                                          LIMITED
                                20 CHAOWAI STREET,                                        [SEAL]
        RESIDENCE               CHAOYANG DISTRICT,            ZIP
        (POSTAL ADDRESS)        BEIJING 100020, THE          CODE   100020
                                PEOPLE'S REPUBLIC OF
                                CHINA
        TELEPHONE               65881038           FAX   65883396

        BANK OF DEPOSIT         CHINA CONSTRUCTION BANK DONGHUAN
                                REPRESENTATIVE OFFICE
        ACCOUNT NO.             2610019855

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SOFTWARE DEVELOPMENT CONTRACT

                            AFFIX REVENUE STAMPS HERE

[Revenue Stamps]

CONTRACT REGISTRATION NO.:

               |0|3|1|1|0|0|3|0|0|0|0|0|7|6|

      1. REGISTRATION APPLICANT: ___________________________

      2. REGISTRATION MATERIALS: (1) _______________________

                                 (2) _______________________

                                 (3) _______________________

      3. CONTRACT TYPE: ____________________________________

      4. CONTRACT TRANSACTION AMOUNT: ______________________

      5. TECHNOLOGY TRANSACTION AMOUNT: ____________________

                       TECHNOLOGY CONTRACT REGISTRATION AGENCY (SEAL)
                                           [SEAL]

                                       PERSON IN CHARGE: /S/

                                           DECEMBER 30, 2002

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